                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   July 31, 2007
                                                   -----------------------------

                      Banc of America Funding 2007-6 Trust
--------------------------------------------------------------------------------
             (Exact name of issuing entity as specified in charter)

                       Banc of America Funding Corporation
--------------------------------------------------------------------------------
                (Exact name of depositor as specified in charter)

                      Bank of America, National Association
--------------------------------------------------------------------------------
                 (Exact name of sponsor as specified in charter)

       New York                    333-130536-24           56-139-0085
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number  (IRS Employer
incorporation of issuing entity)    of issuing entity)     Identification No. of
                                                           depositor)

214 North Tryon Street, Charlotte, North Carolina          28255
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)


Depositor's telephone number, including area code     (704) 386-2400
                                                  ------------------------------


                                      N/A
--------------------------------------------------------------------------------
          (Former name or former address, if change since last report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated July 31, 2007 (the "Pooling and Servicing Agreement"), among Banc of America Funding Corporation (the "Company"), as depositor, CitiMortgage, Inc. ("CitiMortgage"), as master servicer, Citibank, N.A. ("Citibank"), as securities administrator, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-6 (the "Certificates"), issued on July 31, 2007, including (i) the Class A-R, A-1, A-2, A-3, M-1, M-2, M-3, M-4 and M-5 Certificates (the "Public Certificates"), having an aggregate initial class balance of $436,364,100 and (ii) the Class CE and Class P Certificates.

     The Public Certificates were sold to Banc of America Securities LLC ("BAS") pursuant to an underwriting agreement, dated July 31, 2007 (the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     On July 31, 2007, the Class CE and Class P Certificates were transferred to Bank of America, National Association ("BANA") in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The Class CE and Class P Certificates constituted part of the purchase price for the mortgage loans.

     The mortgage loans underlying the Certificates were (i) originated by BANA or acquired by BANA from various originators pursuant to various underlying sale agreements and are serviced by BANA pursuant to the servicing agreement, dated July 31, 2007, among CitiMortgage, Inc., the Company and BANA, a copy of which is attached as Exhibit 10.1, (ii) acquired by BANA from various originators and are serviced by Wells Fargo Bank, N.A. ("Wells Fargo Bank") pursuant to a servicing agreement, dated July 1, 2006, between BANA and Wells Fargo Bank, a copy of which is attached as Exhibit 10.2 or (iii) acquired by BANA from various originators or subsequent purchasers and are serviced by such originators or third-party servicers pursuant to various underlying sale and servicing agreements.

     The mortgage loans underlying the Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated July 31, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

     Citibank, in its capacity as supplemental interest trust trustee (the "Supplemental Interest Trust Trustee"), on behalf of the Banc of America Funding 2007-6 Supplemental Interest Trust, entered into an interest rate cap agreement (the "Interest Rate Cap Agreement") with Bank of America, National Association, as cap provider, for the benefit of the Class A-3 Certificates. A draft copy of the Interest Rate Cap Agreement is attached as Exhibit 10.3 and a final execution copy of the Interest Rate Cap Agreement will be filed as a Form 8K/A when available.

     The Supplemental Interest Trust Trustee, on behalf of the Banc of America Funding 2007-6 Supplemental Interest Trust, entered into three interest rate swap agreements (the "Interest Rate Swap Agreements") with The Bank of New York, as swap provider, for the benefit of the holders of certain of the Certificates. Copies of the Interest Rate Swap Agreements are attached as Exhibit 10.4.

Item 9.01    Financial Statements and Exhibits

     (d) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          1.1 Underwriting Agreement, dated July 31, 2007, between Banc of America Funding Corporation and Banc of America Securities LLC.

          4.1 Pooling and Servicing Agreement, dated July 31, 2007, among Banc of America Funding Corporation, CitiMortgage, Inc., Citibank, N.A. and U.S. Bank National Association (including exhibits).

          4.2 Mortgage Loan Purchase Agreement, dated July 31, 2007, between Banc of America Funding Corporation and Bank of America, National Association.

          10.1 Servicing Agreement, dated July 31, 2007, among CitiMortgage, Inc., Banc of America Funding Corporation and Bank of America, National Association.

          10.2 (A) Servicing Agreement, dated as of July 1, 2006, between Bank of America, National Association and Wells Fargo Bank, N.A.

               (B) Draft of the Assignment, Assumption and Recognition Agreement, dated July 31, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association, CitiMortgage, Inc. and Wells Fargo Bank, N.A.

          10.3 Draft of the Interest Rate Cap Agreement, dated July 31, 2007, between Citibank, N.A. and Bank of America, National Association.

          10.4 The Interest Rate Swap Agreements, each dated July 31, 2007, between Citibank, N.A. and The Bank of New York.



                            Signature page to follow

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC OF AMERICA FUNDING CORPORATION

                                            By: /s/ Scott Evans
                                               ---------------------------------
                                            Name: Scott Evans

                                            Title:   Senior Vice President



Date:  July 31, 2007

                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX

           Exhibit No.              Exhibit Description                                          Paper (P) or
                                                                                                 Electronic (E)

           1.1                      Underwriting Agreement, dated July 31, 2007, between Banc             E
                                    of America Funding Corporation and Banc of America
                                    Securities LLC.
           4.1                      Pooling and Servicing Agreement, dated July 31, 2007,                 E
                                    among Banc of America Funding Corporation, CitiMortgage,
                                    Inc., Citibank, N.A. and U.S. Bank National Association
                                    (including exhibits).
           4.2                      Mortgage Loan Purchase Agreement, dated July 31, 2007,                E
                                    between Banc of America Funding Corporation and Bank of
                                    America, National Association.
           10.1                     Servicing Agreement, dated July 31, 2007, among CitiMortgage,         E
                                    Inc., Banc of America Funding Corporation and Bank of America,
                                    National Association.
           10.2(A)                  Servicing Agreement, dated as of July 1, 2006, between                E
                                    Bank of America, National Association and Wells Fargo
                                    Bank, N.A.
           10.2(B)                  Draft of the Assignment, Assumption and Recognition Agreement,        E
                                    dated July 31, 2007, among Bank of America, National
                                    Association, Banc of America Funding Corporation, U.S.
                                    Bank National Association, CitiMortgage, Inc. and Wells
                                    Fargo Bank, N.A.
           10.3                     Draft of the Interest Rate Cap Agreement, dated July 31,              E
                                    2007, between Citibank, N.A. and Bank of America, National
                                    Association.
           10.4                     The Interest Rate Swap Agreements, each dated July 31,                E
                                    2007, between Citibank, N.A. and The Bank of New York.

